UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 4, 2011
SAPIENT CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-28074	04-3130648

(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Boston, MA	02116

(Address of Principal Executive Offices)	(Zip Code)
(617) 621-0200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 4, 2011, the Company finalized a separation agreement with Jane E. Owens in connection with her departure from the Company, which was announced on February 17, 2011. Pursuant to the agreement, Ms. Owens will receive a one-time severance payment of $255,833 and remain with the Company until April 5, 2011 to assist in the transition of her responsibilities. The Company will also pay the full cost of Ms. Owens’ COBRA medical and/or dental insurance premiums for the eleven (11)-month period beginning May 1, 2011.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011	SAPIENT CORPORATION (Registrant)
	By:	/s/ Kyle A. Bettigole
Assistant Secretary